UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2012

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34682	27-1449820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Prospect Ave.
Helena, MT  59601
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Tracy Zepeda was hired as Senior Vice President of Retail Branch Administration of Eagle as of November 30, 2012, effective on December 1, 2012.

Ms. Zepeda, age 33, has served as Vice President Territory Manager of Sterling since January 1, 2011. Prior to that position, Ms. Zepeda served as Assistant Vice President Community Manager of Sterling from July 1, 2007 until December 31, 2010.

Ms. Zepeda will receive an annual salary of $109,000.  In addition, Ms. Zepeda will be eligible to participate in Eagle Bancorp’s benefit plans.  Eagle Bancorp intends to enter into a change of control agreement with Ms. Zepeda.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date:	December 3, 2012	By:	/s/ Peter J. Johnson
Peter J. Johnson
President and Chief Executive Officer